                    UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report             December 31, 1997

                         Circle International Group, Inc.


              (Exact name of registrant as specified in its charter)


   Delaware                          0-8664                         94-1740320
   (State or other jurisdiction of   (Commission               I.R.S. Employer
   incorporation or organization)    File Number)          Identification No.)


   260 Townsend Street,
   San Francisco, California                                             94107
   (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code:  (415) 978-0600 the Harper Group, Inc.
   (Former name, former address and former fiscal year if changed from last report.)

Item 5. Other Events


Financial Data Schedule
This schedule contains summary financial information extracted form the condensed consolidated financial statements from the Company's Forms 10Q and Forms 10K, corresponding to the periods indicated below, and is qualified in its entirety by reference to such financial statements.

The Financial Data Schedules of such forms are amended below to contain Diluted Earnings Per Share as required by SFAS No. 128, "Earnings Per Share".



[RESTATED]
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR        YEAR       3-Mos       6-Mos       9-Mos
[FISCAL-YEAR-END]        Dec-31-1995 Dec-31-1996 Dec-31-1996 Dec-31-1996 Dec-31-1996
[PERIOD-START]           Jan-01-1995 Jan-01-1996 Jan-01-1996 Jan-01-1996 Jan-01-1996
[PERIOD-END]             Dec-31-1995 Dec-31-1996 Mar-31-1996 Jun-30-1996 Sep-30-1996
[CASH]                         22439       31522       24327       23491       35871
[SECURITIES]                   47843        6469       35795       30309        7240
[RECEIVABLES]                 171624      201686      172078      177964      199186
[ALLOWANCES]                    4739        4970        4802        4835        4935
[INVENTORY]                        0           0           0           0           0
[CURRENT-ASSETS]              207364      248670      203918      207965      240954
[PP&E]                        130008      139513      131955      133601      142683
[DEPRECIATION]                 56413       62171       58636       60054       62374
[TOTAL-ASSETS]                336743      393330      341768      340971      387762
[CURRENT-LIABILITIES]         134357      177004      142558      149134      176862
[BONDS]                            0           0           0           0           0
[PREFERRED-MANDATORY]              0           0           0           0           0
[PREFERRED]                        0           0           0           0           0
[COMMON]                       15066       22627       14112       14226       12913
[OTHER-SE]                    150390      173224      153597           0           0
[TOTAL-LIABILITY-AND-EQUITY]  336743      393330      341768      340971      387762
[SALES]                            0           0           0           0           0
[TOTAL-REVENUES]              542328      595433      132446      278622      434120
[CGS]                              0           0           0           0           0
[TOTAL-COSTS]                 320517      349815       77554      163394      254829
[OTHER-EXPENSES]              194582      216080       50014      102741      158206
[LOSS-PROVISION]                   0           0           0           0           0
[INTEREST-EXPENSE]                 0        2658           0           0           0
[INCOME-PRETAX]                30536       34790        6162       14951       24508
[INCOME-TAX]                   11664       13175        2404        5831        9460
[INCOME-CONTINUING]            18872       21615        3758        9120       15048
[DISCONTINUED]                     0           0           0           0           0
[EXTRAORDINARY]                    0           0           0           0           0
[CHANGES]                          0           0           0           0           0
[NET-INCOME]                   18872       21615        3758        9120       15048
[EPS-PRIMARY]                   1.18        1.36        0.24        0.57        0.95
[EPS-DILUTED]                   1.16        1.34        0.23        0.56        0.93






Financial Data Schedule

This schedule contains summary financial information extracted form the condensed consolidated financial statements from the Company's Forms 10Q and Forms 10K, corresponding to the periods indicated below, and is qualified in its entirety by reference to such financial statements.

The Financial Data Schedules of such forms are amended below to contain Diluted Earnings Per Share as required by SFAS No. 128, "Earnings Per Share".


[RESTATED]
[MULTIPLIER] 1000

[PERIOD-TYPE]                   3-Mos        6-Mos        9-Mos
[FISCAL-YEAR-END]         Dec-31-1997  Dec-31-1997  Dec-31-1997
[PERIOD-START]            Jan-01-1997  Jan-01-1997  Jan-01-1997
[PERIOD-END]              Mar-31-1997  Jun-30-1997  Sep-30-1997
[CASH]                          35981        46190        37572
[SECURITIES]                     7787         4002         1067
[RECEIVABLES]                  196167       192114       187645
[ALLOWANCES]                     5528         5509         6903
[INVENTORY]                         0            0            0
[CURRENT-ASSETS]               253997       260304       257077
[PP&E]                         137681       139603       138709
[DEPRECIATION]                  61760        63130        63833
[TOTAL-ASSETS]                 399431       402311       395214
[CURRENT-LIABILITIES]          172523       162725       162358
[BONDS]                             0            0            0
[PREFERRED-MANDATORY]               0            0            0
[PREFERRED]                         0            0            0
[COMMON]                        14935        17122        27292
[OTHER-SE]                     170405       177357       169755
[TOTAL-LIABILITY-AND-EQUITY]   399431       402311       395214
[SALES]                             0            0            0
[TOTAL-REVENUES]               155452       317281       486845
[CGS]                               0            0            0
[TOTAL-COSTS]                   93786       190745       294415
[OTHER-EXPENSES]                55756       111796       168864
[LOSS-PROVISION]                    0            0            0
[INTEREST-EXPENSE]                  0            0            0
[INCOME-PRETAX]                  7325        17559        28569
[INCOME-TAX]                     2734         6338        10296
[INCOME-CONTINUING]              4591        11221        18273
[DISCONTINUED]                      0            0            0
[EXTRAORDINARY]                     0            0            0
[CHANGES]                           0            0            0
[NET-INCOME]                     4591        11221        18273
[EPS-PRIMARY]                    0.29         0.70         1.14
[EPS-DILUTED]                    0.28         0.68         1.11

                                S I G N A T U R E S
                                -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CIRCLE INTERNATIONAL GROUP, INC.
                                          --------------------------------
                                                      Registrant



Date:  March 31, 1998





                                       /S/Peter Gibert
                                       ---------------------------
                                       Peter Gibert, President and
                                       Chief Executive Officer





                                       /S/Robert J. Diaz
                                       ------------------------------
                                       Robert J. Diaz, Senior Vice President
                                        and Chief Financial Officer